Exhibit 23.2


                CONSENT OF INDEPENDENT MINING CONSULTANTS, INC.


 We hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-52503 and
 333-02699) and on Form S-8 (File Nos. 33-63267, 33-63269, and 33-63271).


                                  /s/ John M. Marek

                                      John M. Marek P.E.
                                      President


Tucson, Arizona
March 19, 1999